SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF EACH OF THE LISTED PORTFOLIOS:

DWS VARIABLE SERIES I: DWS Growth & Income VIP
DWS VARIABLE SERIES II: DWS Alternative Asset Allocation Plus VIP DWS Balanced VIP DWS Blue Chip VIP DWS Diversified International Equity VIP DWS Global Thematic VIP DWS Strategic Income VIP

On January 26, 2010, Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”) announced its intention to transition members of your portfolio’s portfolio management team who are part of its Quantitative Strategies Group or, in the case of DWS Global Thematic VIP its Global Equity Team, out of DIMA into two separate independent investment advisory firms that are not affiliated with DIMA. In order for each portfolio to continue to benefit from the investment expertise offered by the affected portfolio managers, DIMA has recommended to the portfolio’s Board of Trustees the approval of a sub-advisory agreement between DIMA and each newly created investment advisory firm (the “Sub-Advisory Agreement”).  The Sub-Advisory Agreement is subject to Board approval.  If approved, the transition is expected to be completed during the second quarter 2010.

January 26, 2010

Please Retain This Supplement for Future Reference